________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 26, 1995

                          DLJ MORTGAGE ACCEPTANCE CORP.
(as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1995, providing for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1995-Q10)



                          DLJ MORTGAGE ACCEPTANCE CORP.
          ___________________________________________________________
             (Exact name of registrant as specified in its charter)

         DELAWARE                        33-37812               13-3460894
________________________________________________________________________________
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)


            140 Broadway
            NEW YORK, NEW YORK                                        10005
________________________________________________________________________________
            (Address of Principal                                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code: (212) 504-3000

       The total number of sequentially numbered pages in this report is ______.
          The exhibit index for this report is located on page number ______.

________________________________________________________________________________

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)        Not applicable

         (b)        PRO FORMA FINANCIAL INFORMATION.

                    Donaldson, Lufkin and Jenrette Securities Corporation (the "Underwriter") has utilized the written information attached hereto as
         Exhibit 1 (the"Computational Materials") in respect of the DLJ Mortgage Acceptance Corp. Mortgage Pass-Through Certificates, Series 1995-Q10, Class SA, Class A-1, Class A-2, Class B-1 and Class B-2 pursuant to an Underwriting Agreement, dated as of December 26, 1995, between DLJ Mortgage Acceptance Corp. and the Underwriter. The Computational Materials are incorporated herein by reference.

         (c)        EXHIBITS:


                    Item 601(a) of
                    Regulation S-K
     EXHIBIT NO.    EXHIBIT NO.        DESCRIPTION
     -----------     -------------     -----------
           1               99          Computational Materials

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DLJ MORTGAGE ACCEPTANCE CORP.



                                    By:/S/ PAUL NAJARIAN
                                    Name:PAUL NAJARIAN
                                    Title:VICE PRESIDENT

Dated:  December 26, 1995

                                  EXHIBIT INDEX
                                  -------------

                                            Item 601(a) of
                                            Regulation S-K
EXHIBIT NO.     DESCRIPTION                 EXHIBIT NO.            FORMAT
-----------     -----------                 --------------         ------
1               Computational Materials        99                      P